UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 1, 2013

LaserLock Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-31927 (Commission File Number)	23-3023677 (I.R.S. Employer Identification No.)

837 Lindy Lane
Bala Cynwyd, PA	19004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 668-1952

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 4.01.          Changes in Registrant’s Certifying Accountant

This Amendment No. 1 to Current Report on Form 8-K is being filed solely to correct an error reported in the Current Report on Form 8-K of LaserLock Technologies, Inc. (the “Company”) filed on January 7, 2013 (the “Original 8-K”).

Item 4.01 of the Original 8-K correctly reported that as of January 1, 2013, the Company engaged Morison Cogen LLP (“Morison Cogen”) as its independent registered public accounting firm.  However, the Original 8-K incorrectly stated that on the same date, the Company dismissed BDO USA, LLP (“BDO”) as its independent registered public accounting firm.

Rather, as reported in the Company’s Current Report on Form 8-K filed on November 7, 2012, the practice of Asher & Company, Ltd. (“Asher”), which on April 27, 2012 was engaged as the Company’s independent registered public accounting firm, was combined on November 1, 2012 with BDO, and the professional staff and partners of Asher joined BDO either as employees or partners of BDO.  As a result of this transaction, Asher resigned as the Company's independent registered public accounting firm on November 1, 2012.  BDO was never appointed as the Company’s independent registered public accounting firm.

The Original 8-K also incorrectly stated that Morison Cogen served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2008, 2009, 2010 and 2011.  While Morison Cogen did serve as the Company’s independent registered public accounting firm prior to being dismissed on April 27, 2012, Morison Cogen did not audit the Company’s financial statements for those years.  Rather, such financial statements were audited by Asher.  Nevertheless, the Original 8-K did correctly state that except during the period of Morison Cogen’s prior service for the Company, the Company did not consult with Morison Cogen regarding (i) the application of accounting principles to a specific or contemplated transaction or regarding the type of audit opinions that might be rendered by Morison Cogen on the Company’s financial statements, and Morison Cogen did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASERLOCK TECHNOLOGIES, INC.

	By:	/s/ Norman A. Gardner
Norman A. Gardner
Chief Executive Officer

Dated: January 14, 2013

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